Exhibit 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Quarter Ended
(Unaudited, amounts in thousands, except per share data)	10/27/18	10/28/17
Sales	$439,333	$393,205
Cost of sales	264,928	238,253
Gross profit	174,405	154,952
Selling, general and administrative expense	145,905	120,683
Operating income	28,500	34,269
Interest expense	(501)	(160)
Interest income	392	376
Other expense, net	(1,997)	(926)
Income before income taxes	26,394	33,559
Income tax expense	6,045	10,353
Net income	20,349	23,206
Net income attributable to noncontrolling interests	(337)	(310)
Net income attributable to La-Z-Boy Incorporated	$20,012	$22,896

Basic weighted average common shares	46,888	47,964
Basic net income attributable to La-Z-Boy Incorporated per share	$0.43	$0.47

Diluted weighted average common shares	47,259	48,297
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.42	$0.47

Dividends declared per share	$0.12	$0.11

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended
(Unaudited, amounts in thousands, except per share data)	10/27/18	10/28/17
Sales	$824,028	$750,284
Cost of sales	501,101	456,229
Gross profit	322,927	294,055
Selling, general and administrative expense	271,267	243,488
Operating income	51,660	50,567
Interest expense	(605)	(317)
Interest income	994	719
Other income (expense), net	(1,105)	823
Income before income taxes	50,944	51,792
Income tax expense	11,644	16,842
Net income	39,300	34,950
Net income attributable to noncontrolling interests	(985)	(403)
Net income attributable to La-Z-Boy Incorporated	$38,315	$34,547

Basic weighted average common shares	46,802	48,160
Basic net income attributable to La-Z-Boy Incorporated per share	$0.82	$0.71

Diluted weighted average common shares	47,219	48,537
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.81	$0.71

Dividends declared per share	$0.24	$0.22

LA-Z-BOY INCORPORATED

CONSOLIDATED BALANCE SHEET

(Unaudited, amounts in thousands, except par value)	10/27/18	4/28/18
Current assets
Cash and equivalents	$93,867	$134,515
Restricted cash	2,001	2,356
Receivables, net of allowance of $2,647 at 10/27/18 and $1,956 at 4/28/18	150,507	154,055
Inventories, net	214,948	184,841
Other current assets	76,093	42,451
Total current assets	537,416	518,218
Property, plant and equipment, net	195,327	180,882
Goodwill	182,116	75,254
Other intangible assets, net	30,500	18,190
Deferred income taxes — long-term	23,227	21,265
Other long-term assets, net	83,549	79,158
Total assets	$1,052,135	$892,967

Current liabilities
Short-term borrowings	$35,000	$—
Current portion of long-term debt	217	223
Accounts payable	75,090	62,403
Accrued expenses and other current liabilities	176,075	118,721
Total current liabilities	286,382	181,347
Long-term debt	89	199
Other long-term liabilities	116,433	86,205
Contingencies and commitments
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 46,905 outstanding at 10/27/18 and 46,788 outstanding at 4/28/18	46,905	46,788
Capital in excess of par value	307,701	298,948
Retained earnings	309,543	291,644
Accumulated other comprehensive loss	(28,329)	(25,199)
Total La-Z-Boy Incorporated shareholders’ equity	635,820	612,181
Noncontrolling interests	13,411	13,035
Total equity	649,231	625,216
Total liabilities and equity	$1,052,135	$892,967

LA-Z-BOY INCORPORATED

CONSOLIDATED STATEMENT OF CASH FLOWS

	Six Months Ended
(Unaudited, amounts in thousands)	10/27/18	10/28/17
Cash flows from operating activities
Net income	$39,300	$34,950
Adjustments to reconcile net income to cash provided by (used for) operating activities
Gain on disposal of assets	(72)	(1,884)
Gain on conversion of investment	—	(2,204)
Change in deferred taxes	1,572	(403)
Provision for doubtful accounts	315	74
Depreciation and amortization	15,541	15,869
Equity-based compensation expense	5,679	6,410
Pension plan contributions	(7,000)	(2,000)
Change in receivables	122	6,165
Change in inventories	(15,037)	(4,096)
Change in other assets	(15,781)	(7,935)
Change in payables	6,034	2,136
Change in other liabilities	15,411	4,142
Net cash provided by operating activities	46,084	51,224

Cash flows from investing activities
Proceeds from disposals of assets	256	608
Proceeds from property insurance	114	1,485
Capital expenditures	(26,926)	(16,372)
Purchases of investments	(5,193)	(18,507)
Proceeds from sales of investments	7,754	11,529
Acquisitions, net of cash acquired	(78,145)	(15,879)
Net cash used for investing activities	(102,140)	(37,136)

Cash flows from financing activities
Net proceeds from credit facility	35,000	—
Payments on debt	(116)	(131)
Stock issued for stock and employee benefit plans, net of shares withheld for taxes	4,039	356
Purchases of common stock	(11,610)	(30,692)
Dividends paid	(11,278)	(10,648)
Net cash provided by (used for) financing activities	16,035	(41,115)

Effect of exchange rate changes on cash and equivalents	(982)	865
Change in cash, cash equivalents and restricted cash	(41,003)	(26,162)
Cash, cash equivalents and restricted cash at beginning of period	136,871	150,859
Cash, cash equivalents and restricted cash at end of period	$95,868	$124,697

Supplemental disclosure of non-cash investing activities capital expenditures included in payables	$4,442	$1,631

LA-Z-BOY INCORPORATED

SEGMENT INFORMATION

	Quarter Ended		Six Months Ended
(Unaudited, amounts in thousands)	10/27/18	10/28/17	10/27/18	10/28/17
Sales
Upholstery segment:
Sales to external customers	$254,028	$251,741	$494,082	$476,555
Intersegment sales	63,065	53,020	116,409	102,613
Upholstery segment sales	317,093	304,761	610,491	579,168

Casegoods segment:
Sales to external customers	26,242	23,915	50,645	44,934
Intersegment sales	5,135	4,150	9,118	8,641
Casegoods segment sales	31,377	28,065	59,763	53,575

Retail segment sales	139,686	116,737	258,914	227,253

Corporate and Other:
Sales to external customers	19,377	812	20,387	1,542
Intersegment sales	3,001	2,091	5,856	4,021
Corporate and Other sales	22,378	2,903	26,243	5,563

Eliminations	(71,201)	(59,261)	(131,383)	(115,275)
Consolidated sales	$439,333	$393,205	$824,028	$750,284

Operating Income (Loss)
Upholstery segment	$32,152	$33,424	$56,036	$56,723
Casegoods segment	3,761	3,302	6,841	6,041
Retail segment	6,563	3,903	11,021	5,670
Corporate and Other	(13,976)	(6,360)	(22,238)	(17,867)
Consolidated operating income	$28,500	$34,269	$51,660	$50,567

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Quarter Ended		Six Months Ended
(Unaudited, amounts in thousands, except per share data)	10/27/18	10/28/17	10/27/18	10/28/17

GAAP gross profit	$174,405	$154,952	$322,927	$294,055
Add back: Purchase accounting charges — incremental expense upon the sale of inventory acquired at fair value	2,448	127	2,491	261
Non-GAAP gross profit	$176,853	$155,079	$325,418	$294,316

GAAP SG&A	$145,905	$120,683	$271,267	$243,488
Less: Purchase accounting charges — amortization of intangible assets and retention agreements	(1,238)	(595)	(1,341)	(956)
Non-GAAP SG&A	$144,667	$120,088	$269,926	$242,532

GAAP operating income	$28,500	$34,269	$51,660	$50,567
Add back: Purchase accounting charges	3,686	722	3,832	1,217
Non-GAAP operating income	$32,186	$34,991	$55,492	$51,784

GAAP income before income taxes	$26,394	$33,559	$50,944	$51,792
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	3,875	722	4,020	1,217
Non-GAAP income before income taxes	$30,269	$34,281	$54,964	$53,009

GAAP net income attributable to La-Z-Boy Incorporated	$20,012	$22,896	$38,315	$34,547
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	3,875	722	4,020	1,217
Less: Tax effect of purchase accounting charges	(887)	(222)	(921)	(396)
Non-GAAP net income attributable to La-Z-Boy Incorporated	$23,000	$23,396	$41,414	$35,368

GAAP net income attributable to La-Z-Boy Incorporated per diluted share	$0.42	$0.47	$0.81	$0.71
Add back: Purchase accounting charges, net of tax, per share	0.06	0.01	0.07	0.02
Non-GAAP net income attributable to La-Z-Boy Incorporated per diluted share	$0.48	$0.48	$0.88	$0.73

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SEGMENT INFORMATION

	Quarter Ended
(Unaudited, amounts in thousands)	10/27/18	% of sales	10/28/17	% of sales

GAAP operating income (loss)
Upholstery segment	$32,152	10.1%	$33,424	11.0%
Casegoods segment	3,761	12.0%	3,302	11.8%
Retail segment	6,563	4.7%	3,903	3.3%
Corporate and Other	(13,976)	N/M	(6,360)	N/M
GAAP Consolidated operating income	$28,500	6.5%	$34,269	8.7%

Purchase accounting charges affecting operating income
Upholstery segment	$101		$369
Casegoods segment	—		—
Retail segment	1,045		353
Corporate and Other	2,540		—
Consolidated purchase accounting charges affecting operating income	$3,686		$722

Non-GAAP operating income (loss)
Upholstery segment	$32,253	10.2%	$33,793	11.1%
Casegoods segment	3,761	12.0%	3,302	11.8%
Retail segment	7,608	5.4%	4,256	3.6%
Corporate and Other	(11,436)	N/M	(6,360)	N/M
Non-GAAP Consolidated operating income	$32,186	7.3%	$34,991	8.9%

	Six Months Ended
(Unaudited, amounts in thousands)	10/27/18	% of sales	10/28/17	% of sales

GAAP operating income (loss)
Upholstery segment	$56,036	9.2%	$56,723	9.8%
Casegoods segment	6,841	11.4%	6,041	11.3%
Retail segment	11,021	4.3%	5,670	2.5%
Corporate and Other	(22,238)	N/M	(17,867)	N/M
GAAP Consolidated operating income	$51,660	6.3%	$50,567	6.7%

Purchase accounting charges affecting operating income
Upholstery segment	$204		$730
Casegoods segment	—		—
Retail segment	1,088		487
Corporate and Other	2,540		—
Consolidated purchase accounting charges affecting operating income	$3,832		$1,217

Non-GAAP operating income (loss)
Upholstery segment	$56,240	9.2%	$57,453	9.9%
Casegoods segment	6,841	11.4%	6,041	11.3%
Retail segment	12,109	4.7%	6,157	2.7%
Corporate and Other	(19,698)	N/M	(17,867)	N/M
Non-GAAP Consolidated operating income	$55,492	6.7%	$51,784	6.9%

N/M – Not Meaningful